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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 2, 2001

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                            BLUESTONE HOLDING CORP.
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             (Exact name of registrant as specified in its charter)

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
           DELAWARE                               0-19499                        91-1934592
-------------------------------                 ------------                 -------------------
(State or other jurisdiction of                 (Commission                     (IRS Employer
        incorporation)                          File Number)                 Identification No.)

       Registrant's telephone number, including area code (212) 484-2000

                                HEALTHSTAR CORP.
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         (Former name or former address, if changed since last report)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    This Amendment No. 1 to Form 8-K is an amendment to the Form 8-K filed on July 13, 2001, relating to the merger (the "Merger") of a wholly-owned subsidiary of BlueStone Holding Corp. (formerly HealthStar Corp.) ("BlueStone Holding") with and into BlueStone Capital Corp. ("BlueStone), in order to file certain historical financial statements of BlueStone and certain unaudited pro forma consolidated financial information as of June 30, 2001 to give effect to the Merger.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired--Filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information--Filed as Exhibit 99.2 hereto.

(c) Exhibits.

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
Exhibit No.  Description of Exhibit
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10.1*        Plan and Agreement of Merger dated June 15, 2001, by and
             among HealthStar Corp., BS Acquisition Corp., BlueStone Capital Corp. and certain principal shareholders of BlueStone Capital Corp.

99.1**       Financial Statements of BlueStone Capital Corp.

99.2**       Unaudited Pro Forma Consolidated Financial Statements.
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Item 8.  CHANGE IN FISCAL YEAR.

    In connection with the Merger, the Registrant changed its fiscal year to December 31, the fiscal year of BlueStone, which is considered the acquirer for accounting purposes.

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*   Incorporated by reference to the same numbered Exhibit to the Report on
    Form 8-K, as filed on July 13, 2001.

**  Filed herewith.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BLUESTONE CAPITAL CORP.

                                By:             /s/ STEVEN A. MARCUS
                                     -----------------------------------------
                                                  Steven A. Marcus
                                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: September 11, 2001